UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  November 26, 2004


     NOMURA ASSET ACCEPTANCE CORPORATION, (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2004-AP1 Mortgage Pass-Through Certificates, Series 2004-AP1)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-01                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, Option One Mortgage Corporation, as servicer, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on November 26, 2004 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2004-AP1
Mortgage Pass-Through Certificates, Series  2004-AP1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein


Date:  November 30, 2004              By:   /s/  Andrew M. Cooper
                                  ---------------------------------------
                                      Andrew M. Cooper
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         November 26, 2004

Exhibit 99.1

Monthly Certificateholder Statement on November 26, 2004





        NOMURA ASSET ACCEPTANCE CORP., ALTERNATIVE LOAN TRUST, SERIES 2004-AP1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
-------------------------------------------------------------------------------------------------------------------------------
A1       84,621,000.00    40,508,090.71    9,051,398.49      76,785.34      9,128,183.83         0.00       0.00     31,456,692.22
A2       23,255,000.00    23,255,000.00            0.00      62,749.74         62,749.74         0.00       0.00     23,255,000.00
A3       43,841,000.00    43,841,000.00            0.00     138,537.56        138,537.56         0.00       0.00     43,841,000.00
A4A      10,000,000.00    10,000,000.00            0.00      43,116.67         43,116.67         0.00       0.00     10,000,000.00
A4B      19,884,000.00    19,884,000.00            0.00      96,719.09         96,719.09         0.00       0.00     19,884,000.00
A5       20,359,000.00    20,359,000.00            0.00      98,452.73         98,452.73         0.00       0.00     20,359,000.00
A6       24,000,000.00    24,000,000.00            0.00      96,400.00         96,400.00         0.00       0.00     24,000,000.00
M1        6,000,000.00     6,000,000.00            0.00      26,390.00         26,390.00         0.00       0.00      6,000,000.00
M2        4,560,000.00     4,560,000.00            0.00      21,485.20         21,485.20         0.00       0.00      4,560,000.00
M3        2,280,000.00     2,280,000.00            0.00      11,134.00         11,134.00         0.00       0.00      2,280,000.00
C         1,208,192.78     1,200,000.00            0.00     305,862.55        305,862.55     2,544.60   2,544.60      1,200,000.00
P               100.00           100.00            0.00      92,681.82         92,681.82         0.00       0.00            100.00
R                 0.00             0.00            0.00           0.00              0.00         0.00       0.00              0.00
TOTALS  240,008,292.78   195,887,190.71    9,051,398.49   1,070,314.70     10,121,713.19     2,544.60   2,544.60    186,835,792.22

AIO      32,400,000.00    25,800,000.00            0.00     107,500.00        107,500.00         0.00       0.00     25,800,000.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
A1        65535VCH9       478.70021283    106.96397455      0.90740289    107.87137744     371.73623829     A1          2.132500 %
A2        65535VCJ5     1,000.00000000      0.00000000      2.69833326      2.69833326   1,000.00000000     A2          3.238000 %
A3        65535VCK2     1,000.00000000      0.00000000      3.16000000      3.16000000   1,000.00000000     A3          3.792000 %
A4A       65535VCL0     1,000.00000000      0.00000000      4.31166700      4.31166700   1,000.00000000     A4A         5.174000 %
A4B       65535VCT3     1,000.00000000      0.00000000      4.86416667      4.86416667   1,000.00000000     A4B         5.837000 %
A5        65535VCM8     1,000.00000000      0.00000000      4.83583329      4.83583329   1,000.00000000     A5          5.803000 %
A6        65535VCN6     1,000.00000000      0.00000000      4.01666667      4.01666667   1,000.00000000     A6          4.820000 %
M1        65535VCQ9     1,000.00000000      0.00000000      4.39833333      4.39833333   1,000.00000000     M1          5.278000 %
M2        65535VCR7     1,000.00000000      0.00000000      4.71166667      4.71166667   1,000.00000000     M2          5.654000 %
M3        65535VCS5     1,000.00000000      0.00000000      4.88333333      4.88333333   1,000.00000000     M3          5.860000 %
C         N/A             993.21897951      0.00000000    253.15707482    253.15707482     993.21897951     C         305.215337 %
P         N/A           1,000.00000000      0.00000000           #####            ####   1,000.00000000     P           0.000000 %
TOTALS                    816.16842669     37.71285727      4.45949049     42.17234777     778.45556941
AIO       65535VCP1       796.29629630      0.00000000      3.31790123      3.31790123     796.29629630     AIO         5.000000 %
----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                  Janet M. Russo
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com

   Principal Funds:
                           Principal Remittance Amount                                                         9,048,853.89
                           Scheduled Principal Payments                                                          214,957.47
                           Principal Prepayments                                                               8,645,791.09
                           Curtailments                                                                          184,603.99
                           Cutailment Interest Adjustments                                                           956.74
                           Repurchase Principal                                                                        0.00
                           Substitution Amounts                                                                        0.00
                           Net Liquidation Proceeds                                                                    0.00
                           Other Principal Adjustments                                                             2,544.60

                           Extra Principal Distribution Amount                                                     2,544.60

   Interest Funds:
                           Gross Interest                                                                      1,130,935.86
                           Interest Adjustments from Prior Periods                                                     0.00

                           Recoveries from Prior Loss Determinations                                                   0.00
                           Reimbursements of Non-Recoverable Advances Previously Made                                  0.00
                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                0.00

   Prepayment Penalties
                           Number of Loans with Respect to which Prepayment Penalties were Collected                     11
                           Balance of Loans with Respect to which Prepayment Penalties were Collected          2,227,612.15
                           Amount of Prepayment Penalties Collected                                               92,681.82

                           Beginning Number of Loans Outstanding                                                        968
                           Ending Number of Loans Outstanding                                                           936

                           Beginning Aggregate Loan Balance                                                  195,887,090.71
                           Ending Aggregate Loan Balance                                                     186,835,692.22

                           Servicing Fees                                                                         40,809.80

                           Credit Risk Manager Fees                                                                2,448.59

                           Current Advances                                                                            0.00
                           Aggregate Advances                                                                          0.00

                           Weighted Average Net Mortgage Rate                                                     6.66309 %

   NET WAC Reserve Fund Account
                           Beginning Balance                                                                       5,000.00
                           Additions to the NET WAC Reserve Fund                                                       0.00
                           Withdrawals from the NET WAC Reserve Fund                                                   0.00
                           Ending Balance                                                                          5,000.00

                           Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                         2               903,901.11                  0.48 %
                                                 2 Month                         1                74,337.66                  0.04 %
                                                 3 Month                         2               788,826.92                  0.42 %
                                                  Total                          5             1,767,065.69                  0.94 %
                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            2              254,237.44                  0.14 %
                                                 * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            8            2,730,000.10                  1.46 %

                           REO Properties
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

                           Current Realized Losses                                                                         2,544.60

                           Cumulative Realized Losses - Reduced by Recoveries                                              2,544.60

                           Does a Trigger Event Exist?                                                                          YES
   O/C Reporting
                          Targeted Overcollateralization Amount                                                       1,200,000.00
                           Ending Overcollateralization Amount                                                         1,200,000.00
                           Overcollateralization Release Amount                                                                0.00
                           Payment to Class C                                                                            305,862.55

   Interest Carry Forward:
                           Interest Carryforward Balance with respect to such Distribution Date
                                                 Class A-1                                                                     0.00
                                                 Class A-2                                                                     0.00
                                                 Class A-3                                                                     0.00
                                                 Class A-4A                                                                    0.00
                                                 Class A-4B                                                                    0.00
                                                 Class A-5                                                                     0.00
                                                 Class A-6                                                                     0.00
                                                 Class M-1                                                                     0.00
                                                 Class M-2                                                                     0.00
                                                 Class M-3                                                                     0.00

                           Interest Carryforward Amount Paid This Period                                                       0.00
                                                 Class A-1                                                                     0.00
                                                 Class A-IO                                                                    0.00
                                                 Class A-2                                                                     0.00
                                                 Class A-3                                                                     0.00
                                                 Class A-4A                                                                    0.00
                                                 Class A-4B                                                                    0.00
                                                 Class A-5                                                                     0.00
                                                 Class A-6                                                                     0.00
                                                 Class M-1                                                                     0.00
                                                 Class M-2                                                                     0.00
                                                 Class M-3                                                                     0.00

                           Interest Carryforward Amount Occured This Period                                                    0.00
                                                 Class A-1                                                                     0.00
                                                 Class A-IO                                                                    0.00
                                                 Class A-2                                                                     0.00
                                                 Class A-3                                                                     0.00
                                                 Class A-4A                                                                    0.00
                                                 Class A-4B                                                                    0.00
                                                 Class A-5                                                                     0.00
                                                 Class A-6                                                                     0.00
                                                 Class M-1                                                                     0.00
                                                 Class M-2                                                                     0.00
                                                 Class M-3                                                                     0.00

                           Remaining Interest Carryforward Blance
                                                 Class A-1                                                                     0.00
                                                 Class A-IO                                                                    0.00
                                                 Class A-2                                                                     0.00
                                                 Class A-3                                                                     0.00
                                                 Class A-4A                                                                    0.00
                                                 Class A-4B                                                                    0.00
                                                 Class A-5                                                                     0.00
                                                 Class A-6                                                                     0.00
                                                 Class M-1                                                                     0.00
                                                 Class M-2                                                                     0.00
                                                 Class M-3                                                                     0.00

   NET WAC Rate Carryover:
                           Interest Carryover Balance with respect to such Distribution Date
                                                 Class A-1                                                                     0.00
                                                 Class A-2                                                                     0.00
                                                 Class A-3                                                                     0.00
                                                 Class A-4A                                                                    0.00
                                                 Class A-4B                                                                    0.00
                                                 Class A-5                                                                     0.00
                                                 Class A-6                                                                     0.00
                                                 Class M-1                                                                     0.00
                                                 Class M-2                                                                     0.00
                                                 Class M-3                                                                     0.00

                           Interest Carryover Amount Occured This Period
                                                 Class A-1                                                                     0.00
                                                 Class A-2                                                                     0.00
                                                 Class A-3                                                                     0.00
                                                 Class A-4A                                                                    0.00
                                                 Class A-4B                                                                    0.00
                                                 Class A-5                                                                     0.00
                                                 Class A-6                                                                     0.00
                                                 Class M-1                                                                     0.00
                                                 Class M-2                                                                     0.00
                                                 Class M-3                                                                     0.00

                           Interest Carryover Amount Paid This Period
                                                 Class A-1                                                                     0.00
                                                 Class A-2                                                                     0.00
                                                 Class A-3                                                                     0.00
                                                 Class A-4A                                                                    0.00
                                                 Class A-4B                                                                    0.00
                                                 Class A-5                                                                     0.00
                                                 Class A-6                                                                     0.00
                                                 Class M-1                                                                     0.00
                                                 Class M-2                                                                     0.00
                                                 Class M-3                                                                     0.00

                           Remaining Interest Carryover Balance
                                                 Class A-1                                                                     0.00
                                                 Class A-2                                                                     0.00
                                                 Class A-3                                                                     0.00
                                                 Class A-4A                                                                    0.00
                                                 Class A-4B                                                                    0.00
                                                 Class A-5                                                                     0.00
                                                 Class A-6                                                                     0.00
                                                 Class M-1                                                                     0.00
                                                 Class M-2                                                                     0.00
                                                 Class M-3                                                                     0.00

   Total Non-Supported Interest Shortfall                                                                                      0.00
                           Non-Supported Interest Shortfall Allocated to Class AIO                                             0.00
                           Non-Supported Interest Shortfall Allocated to Class A-1                                             0.00
                           Non-Supported Interest Shortfall Allocated to Class A-2                                             0.00
                           Non-Supported Interest Shortfall Allocated to Class A-3                                             0.00
                           Non-Supported Interest Shortfall Allocated to Class A-4A                                            0.00
                           Non-Supported Interest Shortfall Allocated to Class A-4B                                            0.00
                           Non-Supported Interest Shortfall Allocated to Class A-5                                             0.00
                           Non-Supported Interest Shortfall Allocated to Class A-6                                             0.00
                           Non-Supported Interest Shortfall Allocated to Class M-1                                             0.00
                           Non-Supported Interest Shortfall Allocated to Class M-2                                             0.00
                           Non-Supported Interest Shortfall Allocated to Class M-3                                             0.00



Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.